PRUDENTIAL INVESTMENT PORTFOLIOS 3

Prudential Strategic Value Fund (the Fund)

Supplement dated July 10, 2015 to the Currently Effective Prospectus

Effective as of June 19, 2015, the Fund’s investment manager implemented a contractual management fee waiver. To reflect this change, the Fund’s Prospectus is hereby revised as follows:

1. In the Prospectus section entitled Fund Summary—Fund Fees and Expenses, the table entitled “Annual Fund Operating Expenses” is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%
+ Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.75%	None
+ Other expenses	0.17%	0.17%	0.17%	0.17%	0.17%
= Total annual Fund operating expenses	1.27%	1.97%	1.97%	1.72%	0.97%
– Distribution Fee waiver and/or expense reimbursement	(0.22)%	(0.17)%	(0.17)%	(0.42)%	(0.17)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	1.05%	1.80%	1.80%	1.30%	0.80%

(1) Effective June 19, 2015, Prudential Investments LLC (PI), as manager of the Fund, has contractually agreed to waive and/or reimburse up to .17% of its management fees on the Fund through June 30, 2016 to the extent that the Fund’s net operating expenses (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed 0.80% of the Fund’s average daily assets on an annualized basis as a result of the merger of the Target Large Capitalization Value Portfolio into the Fund, which occurred on June 19, 2015. Separately, the distributor has contractually agreed until June 30, 2016 to reduce its distribution and service (12b-1) fees to .25% and .50% of the average daily net assets of Class A and Class R shares, respectively. These waivers may not be terminated prior to June 30, 2016 without prior approval of the Fund’s Board of Trustees.

2. In the Prospectus section entitled Fund Summary—Fund Fees and Expenses, in the subsection entitled “Example,” the table is deleted in its entirety and replaced with the following:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$651	$910	$1,189	$1,981	$651	$910	$1,189	$1,981
Class B	$683	$902	$1,147	$2,016	$183	$602	$1,047	$2,016
Class C	$283	$602	$1,047	$2,282	$183	$602	$1,047	$2,282
Class R	$132	$501	$894	$1,995	$132	$501	$894	$1,995
Class Z	$82	$292	$520	$1,174	$82	$292	$520	$1,174

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